UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET

GLOBAL PARTNERS INCOME FUND INC.

FORM N-Q

MAY 31, 2011

Schedule of investments (unaudited)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 66.9%
CONSUMER DISCRETIONARY — 12.5%
Auto Components — 0.3%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	$746,533	(a)(b)
Automobiles — 0.1%
Escrow GCB General Motors	7.200%	1/15/11	480,000		16,800	(c)(f)
Escrow GCB General Motors	8.375%	7/15/33	1,105,000		38,675	(c)(f)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	240,000		243,430	(b)
Total Automobiles					298,905
Diversified Consumer Services — 0.8%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	410,000	GBP	677,985	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	350,000		341,250
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000		581,100	(b)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	195,000		201,581	(b)
Total Diversified Consumer Services					1,801,916
Hotels, Restaurants & Leisure — 3.9%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	100,000		94,875	(b)
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,414,000		1,428,140	(b)
Caesers Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	20,000		20,525
CCM Merger Inc., Notes	8.000%	8/1/13	370,000		371,850	(a)(b)
CityCenter Holdings LLC / CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	510,000		572,475	(a)(d)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	460,000		501,400	(a)(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	650,000		593,125	(b)
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	205,000		212,431	(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	733,622
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	260,000		267,150	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	305,000		305,000	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	280,000		281,400	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	320,000		348,800	(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	50,000		54,500	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	360,000		358,200
MGM Resorts International, Senior Notes	6.625%	7/15/15	70,000		68,862
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	40,000		46,400	(b)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	95,000		110,675	(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,030,000		906,400	(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	55,000		38,913
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	560,000		604,800	(a)(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	250,000		293,437	(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	250,000		276,250	(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	340,000		351,050	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	290,000		266,075	(a)(e)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	10,000		10,025	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	735,000		74	(c)(f)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	185,000		19	(c)(f)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	475,000		48	(c)(f)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	50,000		5	(c)(f)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	313,000		324,737	(a)
Total Hotels, Restaurants & Leisure					9,441,263

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Household Durables — 0.4%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	206,000	GBP	$336,328	(a)(b)
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	130,000	GBP	212,246	(a)
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	210,000		93,450	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	260,000		261,950
Total Household Durables					903,974
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	360,000		407,700	(b)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	535,000		576,463	(a)(b)
Total Internet & Catalog Retail					984,163
Media — 3.8%
Affinity Group LLC, Senior Secured Notes	11.500%	12/1/16	340,000		362,100	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	27,381		32,720
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	580,000		553,900	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	780,000		744,900	(a)(b)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	320,000		316,800
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	210,000		228,900	(b)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		32,025	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		311,719	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000		192,850	(a)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	100,000		107,400	(a)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	570,000		622,953	(b)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	320,000		325,600	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	471,665	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	610,000		703,025	(g)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	540,000		581,850	(a)(b)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	400,000	EUR	623,130	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	147,508	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	190,000		196,650	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	370,000		371,850	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	370,000		394,050	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		202,500	(a)(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	550,000		551,375	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	150,000		158,625	(b)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	978,677	(a)(b)
Total Media					9,212,772
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	570,000		547,200	(b)
Specialty Retail — 1.4%
American Greetings Corp., Senior Notes	7.375%	6/1/16	790,000		817,650	(b)
American Greetings Corp., Senior Notes	7.375%	6/1/16	75,000		74,625	(b)
American Greetings Corp., Senior Notes	7.375%	6/1/16	50,000		49,750
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	1,157,576	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	350,000		380,187	(b)
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	650,000		679,250	(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	210,000		217,350	(a)
Total Specialty Retail					3,376,388
Textiles, Apparel & Luxury Goods — 1.2%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	1,082,922	(a)
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	220,000		221,650	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	150,000		160,500	(a)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	520,000		487,500	(a)(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods — continued
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	725,000	$830,125	(b)
Total Textiles, Apparel & Luxury Goods				2,782,697
TOTAL CONSUMER DISCRETIONARY				30,095,811
CONSUMER STAPLES — 0.9%
Food Products — 0.7%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	510,000	523,069	(a)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	200,000	206,500	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	140,000	144,900	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000	677,250	(a)(b)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	61,000	71,675
Total Food Products				1,623,394
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000	260,650	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	150,000	151,875	(b)
TOTAL CONSUMER STAPLES				2,035,919
ENERGY — 12.5%
Energy Equipment & Services — 1.0%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	425,000	449,437	(b)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	110,000	112,200	(b)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	450,000	480,375	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000	438,000	(b)
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	90,000	92,925	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	810,000	897,075	(b)
Total Energy Equipment & Services				2,470,012
Oil, Gas & Consumable Fuels — 11.5%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	320,000	371,200	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	240,000	253,350	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	25,000	28,000
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	500,000	528,125	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	420,000	443,100	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	535,200	(b)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	682,670	651,950	(a)(b)(d)(h)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000	272,500	(b)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	356,000	395,160	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	655,259	715,551	(a)(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000	1,191,250	(b)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	370,000	405,150	(b)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	250,000	272,787	(b)(e)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	260,000	274,663	(b)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	690,000	696,900	(b)
James River Escrow Inc., Senior Notes	7.875%	4/1/19	110,000	112,750	(a)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,340,000	1,494,582	(a)(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	330,000	366,713	(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	280,000	268,800	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000	489,670	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	140,000	154,700	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	705,000	685,612	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	470,000	503,887	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	246,000	263,737	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	374,550
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	944,363	(b)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	390,000	416,922
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000	5,264,400	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000		$474,435	(a)
Petronas Capital Ltd.	5.250%	8/12/19	1,555,000		1,695,210	(a)(g)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	470,000		462,950	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	325,000		368,875	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000		366,300
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000		123,200	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000		564,300	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	590,000		687,350	(b)
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	60,000		66,000	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000		10,975
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000		654,255	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000		505,551	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	280,000		290,150	(a)(b)
Teekay Corp., Senior Notes	8.500%	1/15/20	615,000		674,962	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	150,000		170,933	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,160,000		1,348,500	(a)(b)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	310,000		323,950
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	330,000		334,950	(a)
Total Oil, Gas & Consumable Fuels					27,498,418
TOTAL ENERGY					29,968,430
FINANCIALS — 4.9%
Capital Markets — 0.4%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	658,822	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		302,363	(b)
Total Capital Markets					961,185
Commercial Banks — 0.9%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	300,000		277,667	(b)
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	260,000		250,309	(a)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	620,000		640,150	(a)(b)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	289,046		290,853	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	290,000		314,287	(a)(b)(e)(i)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	80,000		82,200
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		190,500	(e)(i)
Total Commercial Banks					2,045,966
Consumer Finance — 0.6%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	400,000		379,913	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	625,432	(b)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	220,000		243,006	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	210,000		237,094
Total Consumer Finance					1,485,445
Diversified Financial Services — 2.6%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	200,000		228,750	(a)(b)
Boats Investments (Netherlands) BV, Secured Notes	8.710%	12/15/15	613,663	EUR	710,913	(d)(e)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	310,000		331,700	(b)
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	130,000		136,500
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	350,000		369,250
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		478,400
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		77,683
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,122,100	(b)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	361,670	EUR	577,733	(a)(b)
Leucadia National Corp., Senior Notes	7.125%	3/15/17	140,000		148,050	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Financial Services — continued
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	250,000		$258,125	(b)
Polish Television Holding BV, Senior Secured Bonds	11.250%	5/15/17	300,000	EUR	461,951	(a)(h)
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	280,000		287,000
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		353,517	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	500,000	EUR	702,460	(a)
Total Diversified Financial Services					6,244,132
Insurance — 0.4%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		532,484	(b)
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	150,000		153,067	(a)(e)(i)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.907%	9/30/11	100,000		96,971	(e)(i)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		280,528	(a)
Total Insurance					1,063,050
TOTAL FINANCIALS					11,799,778
HEALTH CARE — 2.6%
Health Care Equipment & Supplies — 0.4%
Biomet Inc., Senior Notes	10.000%	10/15/17	20,000		22,200	(b)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	170,000		189,550	(b)(d)
Ontex, Senior Notes	9.000%	4/15/19	300,000	EUR	439,285	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	292,857	(a)
Total Health Care Equipment & Supplies					943,892
Health Care Providers & Services — 1.7%
American Renal Holdings, Senior Notes	9.750%	3/1/16	320,000		336,800	(a)(d)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	300,000		315,000
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,080,000		1,115,100	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		183,800	(a)(b)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	240,000		252,300	(a)(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	230,000	EUR	338,440	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	491,000		564,650	(b)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	635,000		660,400	(b)(d)
US Oncology Inc.	0.000%	8/15/17	255,000		5,738	(c)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	250,000		261,875	(b)
Total Health Care Providers & Services					4,034,103
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	1,012,730	(a)(b)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	170,000		179,775	(a)
Total Pharmaceuticals					1,192,505
TOTAL HEALTH CARE					6,170,500
INDUSTRIALS — 8.9%
Aerospace & Defense — 1.0%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	530,000		573,725	(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	270,000		298,350
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	230,000		254,150	(a)
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	190,000		199,025	(a)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	190,000		199,262	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	360,000		400,050	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000		600,600	(a)(b)
Total Aerospace & Defense					2,525,162
Airlines — 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	180,000		173,700	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	655,393
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	53,559		53,763
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	4,472		4,651

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	408,399		$408,399	(b)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	300,000		306,000	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	950,000		1,003,438	(a)(b)
Delta Air Lines, Secured Notes	6.375%	1/2/16	190,000		181,450
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	199,064		203,801
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	162,323		172,062
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	166,000		179,695	(a)(b)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	144,000		154,440	(a)(b)
Total Airlines					3,496,792
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	0.000%	6/30/15	174,200		105,827	(a)(c)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	530,000		535,300	(a)(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	231,000		260,452	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		220,240	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	220,000		223,025	(a)
Total Building Products					1,344,844
Commercial Services & Supplies — 1.2%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	470,000		529,925	(b)
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	180,000	EUR	265,838	(a)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	50,000		53,000	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	780,000		840,450	(a)(b)
American Reprographics Co., Senior Notes	10.500%	12/15/16	370,000		392,200	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000		490,262
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		186,750
WCA Waste Corp., Senior Notes	7.500%	6/15/19	260,000		267,313	(a)
Total Commercial Services & Supplies					3,025,738
Construction & Engineering — 0.5%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000		360,500	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	550,000		607,750	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000		221,760	(a)
Total Construction & Engineering					1,190,010
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	400,000		409,000	(a)(b)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	240,000		267,600	(b)
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	510,000		520,200	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	630,000		633,150	(a)
Total Machinery					1,153,350
Marine — 0.4%
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	40,000		41,100	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	630,000		647,325	(b)
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	180,000		180,900	(a)
Total Marine					869,325
Road & Rail — 1.5%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	520,000		544,700	(a)(d)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	480,000		502,800	(a)(b)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	546,000		578,760	(a)(h)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	740,000		895,400	(b)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	85,000		94,562
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	49,000		57,943	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Road & Rail — continued
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	85,000		$92,862	(b)
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	460,000		485,300	(a)(b)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	362,000		402,725	(b)
Total Road & Rail					3,655,052
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	455,000		480,025
Transportation — 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		915,000	(a)(b)
CMA CGM, Senior Notes	8.875%	4/15/19	700,000	EUR	936,854	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	710,000		731,300	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	440,000		458,700	(a)(b)
Total Transportation					3,041,854
TOTAL INDUSTRIALS					21,458,752
INFORMATION TECHNOLOGY — 2.5%
Communications Equipment — 0.3%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	880,000		811,800	(b)
Electronic Equipment, Instruments & Components — 0.4%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	850,000		986,000	(a)(b)
IT Services — 1.0%
Ceridian Corp., Senior Notes	12.250%	11/15/15	473,925		498,214	(b)(d)
First Data Corp., Senior Notes	5.625%	11/1/11	1,500,000		1,507,500	(b)
iGATE Corp., Senior Notes	9.000%	5/1/16	350,000		361,375	(a)
Total IT Services					2,367,089
Semiconductors & Semiconductor Equipment — 0.8%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	180,000		194,400	(b)
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	140,000		151,725	(d)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	120,000		138,600	(a)(b)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	140,000		156,800	(a)(b)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	620,000		668,050	(b)
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	92,444		97,066	(d)
MEMC Electronic Materials Inc., Senior Notes	7.750%	4/1/19	110,000		113,300	(a)
Sensata Technologies BV, Secured Notes	6.500%	5/15/19	100,000		101,625	(a)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	244,000		265,960	(a)
Total Semiconductors & Semiconductor Equipment					1,887,526
TOTAL INFORMATION TECHNOLOGY					6,052,415
MATERIALS — 9.9%
Chemicals — 1.5%
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	600,000		603,000	(a)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	750,000		801,562	(b)
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	340,000		375,700	(a)(b)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	310,000		337,513	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	268,000	EUR	420,390	(a)(b)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	371,000		418,302	(a)(b)
Solutia Inc., Senior Notes	8.750%	11/1/17	5,000		5,544
Solutia Inc., Senior Notes	7.875%	3/15/20	310,000		342,550	(b)
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	210,000		225,225	(a)
Total Chemicals					3,529,786
Containers & Packaging — 2.0%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,534,440	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	350,000		352,188	(b)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	280,000		285,600	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		525,937	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	410,000		437,163	(a)(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	370,000	$378,325	(a)
Rock-Tenn Co., Senior Notes	9.250%	3/15/16	200,000	220,000	(b)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	500,000	498,750	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	590,000	621,712	(a)(b)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	20,000	21,075	(a)(c)
Total Containers & Packaging				4,875,190
Metals & Mining — 4.4%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	200,000	218,000	(a)
China Oriental Group Co. Ltd.	7.000%	11/17/17	490,000	478,975	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000	241,316	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000	288,900	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000	267,500	(a)
Evraz Group SA, Notes	8.250%	11/10/15	130,000	145,925	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,310,000	1,324,606	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000	626,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	80,000	83,600	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	840,000	865,200	(a)(b)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	170,000	172,125	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	510,000	566,100	(b)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000	347,299	(b)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	810,000	457,650	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000	207,497	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	230,000	234,696	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	460,000	577,576
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,757,000	1,939,201	(g)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	920,000	998,200	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000	453,375	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000	111,250	(a)
Total Metals & Mining				10,605,391
Paper & Forest Products — 2.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	407,000	418,192
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	432,000	501,116
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	620,000	499,100	(a)(b)(c)
Empresas CMPC SA, Notes	4.750%	1/19/18	250,000	251,427	(a)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	240,000	267,504	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	250,000	267,187	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	360,000	349,200	(b)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	150,000	172,971	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	210,000	213,391	(a)
Sino-Forest Corp., Notes	6.250%	10/21/17	360,000	336,600	(a)(b)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	630,000	683,550	(a)(b)
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	190,000	190,950	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	480,000	499,200
Total Paper & Forest Products				4,650,388
TOTAL MATERIALS				23,660,755
TELECOMMUNICATION SERVICES — 7.4%
Diversified Telecommunication Services — 4.1%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,363,000	1,311,887	(a)(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	730,000	704,450	(a)(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	356,000	355,110	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000	41,875	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000	398,050	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	580,000	617,700	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	590,000	597,375	(a)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	345,000	357,075	(b)
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	55,256	56,223	(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		$214,772	(a)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	250,000		257,500	(a)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	156,000	EUR	239,092	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	132,000	EUR	197,085	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		374,756	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000		414,675
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		533,846	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000		568,526	(a)
Vimpel Communications, Notes	6.493%	2/2/16	250,000		261,648	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000		271,214	(a)
West Corp., Senior Notes	8.625%	10/1/18	370,000		391,738	(a)
West Corp., Senior Notes	7.875%	1/15/19	470,000		479,987	(a)(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		233,500	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000		213,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	283,787		352,605	(a)(d)
Windstream Corp., Senior Notes	7.500%	4/1/23	520,000		538,200
Total Diversified Telecommunication Services					9,981,889
Wireless Telecommunication Services — 3.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		386,410
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	425,000		457,406	(a)(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		604,152	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	290,000		313,563
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	490,000	GBP	789,929	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,115,000		2,345,006	(b)
True Move Co., Ltd.	10.375%	8/1/14	670,000		731,104	(a)(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	2,010,000		2,200,950	(a)(b)
Total Wireless Telecommunication Services					7,828,520
TOTAL TELECOMMUNICATION SERVICES					17,810,409
UTILITIES — 4.8%
Electric Utilities — 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000		668,250	(b)
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	420,000		409,500	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000		204,300	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	110,000		124,850	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	420,000		446,250	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000		328,300	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	69,398		72,521
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	700,000		764,750	(b)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	570,000		579,975	(a)
Total Electric Utilities					3,598,696
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000		89,722	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000		354,750	(b)
Total Gas Utilities					444,472
Independent Power Producers & Energy Traders — 2.9%
AES Corp., Senior Notes	9.750%	4/15/16	500,000		581,250	(b)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	200,000		213,000	(a)(b)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	100,000		104,500	(a)(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	820,000		859,975	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000		413,121	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders — continued
Dynegy Inc., Bonds	7.670%	11/8/16	280,000	$258,300	(b)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	200,000	152,000	(b)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	1,351,000	1,236,165	(b)
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	550,510	511,974	(b)(d)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	270,000	276,750	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	810,000	886,950	(a)(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,530,000	1,568,250	(b)
Total Independent Power Producers & Energy Traders				7,062,235
Multi-Utilities — 0.2%
E-CL SA, Notes	5.625%	1/15/21	260,000	270,258	(a)(g)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000	232,500	(a)
Total Multi-Utilities				502,758
TOTAL UTILITIES				11,608,161
TOTAL CORPORATE BONDS & NOTES (Cost — $149,025,317)				160,660,930
COLLATERALIZED SENIOR LOANS — 1.0%
CONSUMER DISCRETIONARY — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000	1,066,250	(j)
Hotels, Restaurants & Leisure — 0.0%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	100,000	101,080	(j)
TOTAL CONSUMER DISCRETIONARY				1,167,330
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	195,223	195,223	(h)(j)
TELECOMMUNICATION SERVICES — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., Term Loan	6.875%	8/11/15	775,495	802,637	(j)
UTILITIES — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.706 - 4.768%	10/10/17	323,528	256,174	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,336,840)				2,421,364
CONVERTIBLE BONDS & NOTES — 0.6%
CONSUMER DISCRETIONARY — 0.4%
Diversified Consumer Services — 0.4%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	770,000	843,150	(a)
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	30,000	30,638	(a)
INDUSTRIALS — 0.2%
Marine — 0.2%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	680,000	584,800	(b)(c)
MATERIALS — 0.0%
Chemicals — 0.0%
Hercules Inc.	6.500%	6/30/29	100,000	80,250
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $1,194,444)				1,538,838
SOVEREIGN BONDS — 27.3%
Argentina — 2.7%
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,365,999	1,205,494	(g)
Republic of Argentina, GDP Linked Securities, Senior Bonds	1.330%	12/15/35	5,670,000	997,920	(e)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000	3,433,084
Republic of Argentina, Senior Bonds	7.000%	10/3/15	485,000	470,935
Republic of Argentina, Senior Notes	8.750%	6/2/17	450,000	466,875
Total Argentina				6,574,308

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Brazil — 4.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	428,000	BRL	$256,737
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,439,000	BRL	4,265,099
Federative Republic of Brazil	7.125%	1/20/37	427,550		521,611
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	3,342,889		4,028,181	(g)
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		960,028
Total Brazil					10,031,656
Chile — 0.2%
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		412,000
Colombia — 1.4%
Republic of Colombia	7.375%	9/18/37	2,350,000		2,955,125	(g)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		196,200
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		316,455
Total Colombia					3,467,780
Hungary — 0.5%
Republic of Hungary, Senior Notes	6.250%	1/29/20	750,000		795,785
Republic of Hungary, Senior Notes	6.375%	3/29/21	420,000		441,033
Total Hungary					1,236,818
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	186,000		186,453	(a)(e)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		130,158	(a)(e)
Total India					316,611
Indonesia — 1.8%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		116,250	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	7,931,000,000	IDR	1,099,137
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	4,954,000,000	IDR	714,594
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	5,058,000,000	IDR	680,738
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		866,540	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	5,998,000,000	IDR	743,356
Total Indonesia					4,220,615
Malaysia — 0.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	5,360,000	MYR	1,807,478
Mexico — 1.6%
Mexican Bonos, Bonds	8.000%	6/11/20	34,203,500	MXN	3,208,760
United Mexican States, Bonds	10.000%	12/5/24	4,800,000	MXN	520,741
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		180,640
Total Mexico					3,910,141
Panama — 0.9%
Republic of Panama	7.250%	3/15/15	1,807,000		2,125,936
Peru — 1.2%
Republic of Peru	8.750%	11/21/33	310,000		422,685
Republic of Peru, Bonds	7.840%	8/12/20	1,992,000	PEN	780,287
Republic of Peru, Bonds	6.550%	3/14/37	151,000		167,232
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,458,000	(g)
Total Peru					2,828,204
Poland — 1.8%
Republic of Poland, Bonds	5.500%	4/25/15	7,345,000	PLN	2,684,100
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		1,030,337
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000		520,625
Total Poland					4,235,062
Russia — 2.5%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	756,000		808,610	(a)(b)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	42,000		74,970	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Russia — continued
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	4,288,238	$5,062,822	(a)(g)
Total Russia				5,946,402
Turkey — 3.8%
Republic of Turkey, Notes	6.750%	5/30/40	1,545,000	1,678,256
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	980,375	(g)
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,836,000	6,448,780	(g)
Total Turkey				9,107,411
Venezuela — 3.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,296,000	3,958,760	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	233,000	143,295
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,982,000	1,364,607
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000	391,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,397,030
Total Venezuela				9,254,692
TOTAL SOVEREIGN BONDS (Cost — $61,882,542)				65,475,114

			SHARES
COMMON STOCKS — 2.1%
CONSUMER DISCRETIONARY — 1.6%
Automobiles — 0.1%
General Motors Co.			6,161	195,982	*
Media — 1.5%
Charter Communications Inc., Class A Shares			62,292	3,518,875	*
TOTAL CONSUMER DISCRETIONARY				3,714,857
ENERGY — 0.3%
Energy Equipment & Services— 0.3%
KCAD Holdings I Ltd.			65,562,893	750,826	(h)(c)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			2,820	71,769	*
TOTAL ENERGY				822,595
INDUSTRIALS — 0.2%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			54	24,303	(c)(h)
Nortek Inc.			696	27,492	*
Total Building Products				51,795
Marine — 0.2%
DeepOcean Group Holding AS			26,137	392,055
TOTAL INDUSTRIALS				443,850
TOTAL COMMON STOCKS (Cost — $3,234,621)				4,981,302
CONVERTIBLE PREFERRED STOCKS — 1.1%
FINANCIALS — 1.1%
Diversified Financial Services — 1.1%
Bank of America Corp.	7.250%		940	987,000
Citigroup Inc.	7.500%		12,800	1,542,400
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $2,450,512)				2,529,400
PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Commercial Banks — 0.2%
Banesto Holdings Ltd.	10.500%		19,175	490,761	(a)
Consumer Finance — 0.4%
GMAC Capital Trust I	8.125%		33,749	886,586	*(e)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE		SHARES	VALUE
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		8,100	$22,842	*(e)
TOTAL FINANCIALS				1,400,189
INDUSTRIALS — 0.0%
Road & Rail — 0.0%
Jack Cooper Holdings Corp.	0.000%		1,017	101,700	*(a)(e)(h)
TOTAL PREFERRED STOCKS (Cost — $1,652,528)				1,501,889

		EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS — 0.2%
Credit default swaption with BNP Paribas, to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	28,900,000	270,220
Credit default swaption with BNP Paribas, to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	9,030,000	84,432
TOTAL PURCHASED OPTIONS (Cost — $393,390)				354,652

			WARRANTS
WARRANTS — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	253,219	*(e)
Buffets Restaurant Holdings		4/28/14	498	5	*(c)(h)
Charter Communications Inc.		11/30/14	641	8,333	*
General Motors Co.		7/10/16	5,602	127,110	*
General Motors Co.		7/10/19	5,602	93,385	*
Jack Cooper Holdings Corp.		12/15/17	496	47,120	*(h)
Jack Cooper Holdings Corp.		5/6/18	228	20,520	*(h)
Nortek Inc.		12/7/14	1,175	10,575	*(c)
SemGroup Corp.		11/30/14	2,968	20,034	*(c)(h)
TOTAL WARRANTS (Cost — $707,620)				580,301
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $222,877,814)				240,043,790

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.0%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $74,950)	0.100 - 0.120%	1/10/12	75,000	74,949	(k)(l)
TOTAL INVESTMENTS — 100.0% (Cost — $222,952,764#)				240,118,739

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 4).
(c)	Illiquid security.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	The coupon payment on these securities are currently in default as of May 31, 2011.
(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GBP	- British Pound
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

MYR	- Malaysian Ringgit
OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol
PLN	- Polish Zloty

Schedule of Written Options

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with BNP Paribas, to buy protection on Markit CDX.NA.HY.16 Index, Call	9/22/11	$104.00	28,900,000	$116,257
Credit default swaption with BNP Paribas, to buy protection on Markit CDX.NA.HY.16 Index, Call	9/22/11	99.00	28,900,000	869,172
Credit default swaption with BNP Paribas, to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	99.00	9,030,000	271,579
Credit default swaption with Morgan Stanley & Co. Inc., to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	103.50	9,030,000	47,914
TOTAL WRITTEN OPTIONS (Premiums received — $1,280,230)				$1,304,922

Summary of Investments by Country **

United States	40.4%
Brazil	6.3
Mexico	5.7
Venezuela	4.0
Turkey	3.8
Russia	3.6
United Kingdom	3.4
Luxembourg	3.1
Argentina	3.1
Cayman Islands	2.5
Colombia	2.2
Indonesia	2.0
Netherlands	2.0
Poland	1.8
France	1.5
Malaysia	1.5
Ireland	1.3
Thailand	1.2
Peru	1.2
Panama	1.0
Chile	1.0
Germany	0.7
Canada	0.7
Bermuda	0.7
Kazakhstan	0.6
Australia	0.6
Hungary	0.5
South Africa	0.5
Marshall Islands	0.3
Belgium	0.3
United Arab Emirates	0.3
Mongolia	0.3
Qatar	0.3

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

May 31, 2011

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Summary of Investment by Country ** (continued)

Norway	0.2
Guernsey	0.2
Trinidad and Tobago	0.2
Austria	0.2
Spain	0.2
British Virgin Islands	0.1
Italy	0.1
India	0.1
Singapore	0.1
Japan	0.1
Sweden	0.1
Midway Islands	0.0
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of May 31, 2011 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$159,430,220	$1,230,710	$160,660,930
Collateralized senior loans	—	2,226,141	195,223	2,421,364
Convertible bonds & notes	—	1,538,838	—	1,538,838
Sovereign bonds	—	65,475,114	—	65,475,114
Common stocks:
Consumer discretionary	$3,714,857	—	—	3,714,857
Energy	71,769	—	750,826	822,595
Industrials	419,547	—	24,303	443,850
Convertible preferred stocks	2,529,400	—	—	2,529,400
Preferred stocks:
Financials	909,428	490,761	—	1,400,189
Industrials	—	—	101,700	101,700
Purchased options	354,652	—	—	354,652
Warrants	220,495	272,127	87,679	580,301
Total long-term investments	$8,220,148	$229,433,201	$2,390,441	$240,043,790
Short-term investments†	—	74,949	—	74,949
Total investments	$8,220,148	$229,508,150	$2,390,441	$240,118,739
Other financial instruments:
Forward foreign currency contracts	—	$309,622	—	$309,622
Interest rate swaps‡	—	877	—	877
Total other financial instruments	—	$310,499	—	$310,499
Total	$8,220,148	$229,818,649	$2,390,441	$240,429,238

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	$(1,304,922)	—	—	$(1,304,922)
Forward foreign currency contracts	—	$(46,239)	—	(46,239)
Futures contracts	(45,861)	—	—	(45,861)
Total	$(1,350,783)	$(46,239)	—	$(1,397,022)

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

	CORPORATE				PREFERRED
	BONDS &	COLLATERALIZED	COMMON STOCKS		STOCKS
INVESTMENTS IN SECURITIES	NOTES	SENIOR LOANS	ENERGY	INDUSTRIALS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of August 31, 2010	$239,200	$745,013	—	$24,303	—	$5	$1,008,521
Accrued premiums/discounts	322	555	—	—	—	—	877
Realized gain(loss)	(298,725)	—	—	—	—	—	(298,725)
Change in unrealized appreciation (depreciation)(1)	352,038	31	173,873	—	12,468	55,175	593,585
Net purchases (sales)	285,925	(550,376)	576,953	—	89,232	12,465	414,199
Transfers into Level 3	651,950	—	—	—	—	20,034	671,984
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of May 31, 2011	$1,230,710	$195,223	$750,826	$24,303	$101,700	$87,679	$2,390,441
Net change in unrealized appreciation (depreciation) for investments in securities still
held at May 31, 2011(1)	$35,488	—	$173,873	—	$12,468	55,175	$277,004

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the

Notes to Schedule of Investments (unaudited) (continued)

participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps

The Fund enters into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in these statements. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument.  The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.  Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written.   If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased.   If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically

Notes to Schedule of Investments (unaudited) (continued)

involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,351,161. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,644,670
Gross unrealized depreciation	(6,478,695)
Net unrealized appreciation	$17,165,975

Transactions in reverse repurchase agreements for the Fund during the period ended May 31, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$22,894,884	0.724%	$26,343,635

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.000% to 0.850% during the period ended May 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $124,011.

At May 31, 2011, the Fund had the following open reverse repurchase agreements:

Security	Face Amount
Reverse repurchase agreement with Credit Suisse, dated 3/15/2011 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,200,000, Republic of Peru, 7.350% due 7/21/2025; Market value (including accrued interest) $1,489,918	1,257,960

Notes to Schedule of Investments (unaudited) (continued)

Security	Face Amount

Reverse repurchase agreement with Credit Suisse, dated 3/15/2011 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $575,000, Republic of Turkey, 11.875% due 1/15/2030; Market value (including accrued interest) $1,006,216	989,625

Reverse repurchase agreement with Credit Suisse, dated 3/15/2011 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $500,000, NET Servicos de Comunicacao SA, 7.500% due 1/27/2020; Market value (including accrued interest) $589,199	461,000

Reverse repurchase agreement with Credit Suisse, dated 3/15/2011 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $3,945,000, Russian Foreign Bond-Eurobond, 7.500% due 3/31/2030; Market value (including accrued interest) $4,708,238	3,489,116

Reverse repurchase agreement with Credit Suisse, dated 5/31/2011 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $3,342,888, Federative Republic of Brazil, 8.000% due 1/15/2018; Market value (including accrued interest) $4,129,391	3,595,868

Reverse repurchase agreement with Credit Suisse, dated 5/31/2011 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,190,000, Republic of Colombia, 7.375% due 9/18/2037; Market value (including accrued interest) $2,786,842	2,326,437

Reverse repurchase agreement with Credit Suisse, dated 5/26/2011 bearing 0.650% to be repurchased at an amount and date to be determined, collateralized by: $1,520,000, Petronas Capital Ltd., 5.250% due 8/12/2019; Market value (including accrued interest) $1,681,082	1,397,640

Reverse repurchase agreement with Credit Suisse, dated 2/2/2011 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $5,296,000, Republic of Turkey, 6.875% due 3/17/2036; Market value (including accrued interest) $5,927,275	4,494,186

Reverse repurchase agreement with JPMorgan Chase & Co., dated 11/23/2009 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000, Republic of Argentina, 8.280% due 12/31/2033; Market value (including accrued interest) $963,168	772,685

Reverse repurchase agreement with JPMorgan Chase & Co., dated 1/24/2011 bearing 0.100% to be repurchased at an amount and date to be determined, collateralized by: $1,757,000, Vale Overseas Ltd., 6.875% due 11/21/2036; Market value (including accrued interest) $1,942,812	1,686,720

Reverse repurchase agreement with JPMorgan Chase & Co., dated 5/2/2011 bearing 0.000% to be repurchased at an amount and date to be determined, collateralized by: $260,000, E-CL SA, 5.625% due 1/15/2021; Market value (including accrued interest) $276,978	242,320

Total reverse repurchase agreements (Proceeds - $20,713,557)	20,713,557

At May 31, 2011, the Fund had the following open futures contracts:

Contracts to Sell:	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED (LOSS)

U.S. Treasury 5-Year Notes	63	9/11	$7,459,998	$7,505,859	$(45,861)

At May 31, 2011, the Fund had the following open forward foreign currency contracts:

Notes to Schedule of Investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
New Russian Ruble	Citibank, N.A.	24,083,218	$859,868	6/15/11	$1,898
New Russian Ruble	Citibank, N.A.	13,571,780	484,568	6/15/11	898
New Russian Ruble	JPMorgan Chase Bank	15,454,650	551,794	6/15/11	28,794
New Russian Ruble	JPMorgan Chase Bank	7,381,695	263,556	6/15/11	(7,034)
Euro	UBS AG	876,006	1,258,207	8/18/11	15,207
					39,763
Contracts to Sell:
Euro	Citibank, N.A.	268,582	386,403	6/15/11	(3,957)
Euro	JPMorgan Chase Bank	154,774	222,670	6/15/11	(3,168)
Euro	JPMorgan Chase Bank	474,960	683,314	6/15/11	(5,865)
British Pound	Citibank, N.A.	500,000	821,712	8/18/11	(10,034)
British Pound	Citibank, N.A.	1,079,002	1,773,256	8/18/11	9,103
British Pound	UBS AG	296,646	487,516	8/18/11	(1,621)
British Pound	UBS AG	300,000	493,027	8/18/11	(10,138)
Euro	BNP Paribas S.A.	1,607,030	2,308,176	8/18/11	74,121
Euro	Citibank, N.A.	266,373	382,592	8/18/11	(4,422)
Euro	Citibank, N.A.	1,629,396	2,340,300	8/18/11	78,188
Euro	UBS AG	7,369,684	10,585,072	8/18/11	101,413
					223,620
Net unrealized gain on open forward foreign currency contracts					$263,383

At May 31, 2011, the Fund held the following interest rate swap contracts:

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT#		TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Credit Suisse First Boston Inc.	912,398	BRL	1/2/12	BRL-CDI	10.510%	—	$877

# Notional amount denominated in U.S. dollars, unless otherwise noted.

† Percentage shown is an annual percentage rate.

‡ Based on the Overnight Brazilian Interbank Deposit Rate. As of May 31, 2011, the Brazilian CETIP Interbank Deposit (CDI) rate was 11.85%.

* Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2011.

	Futures Contracts			Forward Foreign currency contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap contracts, at value	Total

Credit Contracts	—	—	$(1,304,922)	—	—	—	$(1,304,922)
Interest Rate Contracts	—	$(45,861)	—	—	—	$877	(44,984)
Foreign Exchange Contracts	—	—	—	$309,622	$(46,239)	—	263,383
Total	—	$(45,861)	$(1,304,922)	$309,622	$(46,239)	$877	$(1,086,523)

During the period ended May 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased Options	$34,465
Written Options	130,492
Forward foreign currency contracts (to buy)	780,904
Forward foreign currency contracts (to sell)	12,877,540
Futures contracts (to buy)	1,881,800
Futures contracts (to sell)	7,498,779

Notes to Schedule of Investments (unaudited) (continued)

Average Notional Balance
Interest rate swap contracts	912,398	BRL

4.  Loan

The Fund has a 181-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $55,000,000. Unless renewed, this agreement will terminate on July 12, 2011. The interest on the loan is calculated at a variable rate based on the one month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the period ended May 31, 2011 was $234,174. In addition, the Fund paid a commitment fee on the unused portion of the credit line. For the period ended May 31, 2011, the Fund incurred a commitment fee related to this loan, in the amount of $162,036. At May 31, 2011, the Fund had $33,000,000 of borrowing outstanding under this credit agreement.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  July 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  July 27, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:  July 27, 2011